
Genprex
REPROGRAMMING THE COURSE OF CANCER

FORWARD-LOOKING STATEMENTS

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding our achievement of key milestones, our ability to advance the clinical development, manufacturing and commercialization of our product candidates, and the effects of our product candidates on cancer. Risks and uncertainties that contribute to the uncertain nature of the forward-looking statements include our ability to achieve key milestones, the timing and effect of our achieving those milestones, and of other factors, on the clinical development, manufacturing and commercialization of our product candidates, as well as the presence and level of our product candidates' effect on cancer, the timing and success of our clinical trials and planned clinical trials of our product candidates and the timing and success of obtaining FDA approval of our product candidates. These and other risks and uncertainties are described more fully under the caption "Risk Factors" and elsewhere in our filings and reports with the United States Securities and Exchange Commission. While we believe we have identified material risks, these risks and uncertainties are not exhaustive. Other sections of our filings and reports with the SEC describe additional factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

This presentation highlights basic information about our company. Because it is a summary, it does not contain all of the information you should consider before investing in our company. Further information about our company may be found in our public filings and reports with the United States Securities and Exchange Commission.

LIMITATIONS TO NSCLC TREATMENT

FEW PATIENTS BENEFIT FROM MODERN THERAPIES

	TARGETED THERAPIES	IMMUNOTHERAPIES
PATIENT ELIGIBILITY	**10%** Of patients have an activating EGFR mutation and can benefit from targeted therapies[1]	**12%** Of patients are eligible for and benefit from immunotherapies[2]
LIMITED BENEFITS	**"Drug resistance becomes inevitable over time"[1]**	**"Few patients obtain any durable benefit and many relapse with drug resistant disease"[3]**

1. El-Telbany A, Ma PC. Cancer genes in lung cancer: racial disparities: are there any?. Genes Cancer. 2012;3(7-8):467–480. doi:10.1177/1947601912465177
2. Haslam A, Prasad V. Estimation of the Percentage of US Patients With Cancer Who Are Eligible for and Respond to Checkpoint Inhibitor Immunotherapy Drugs. JAMA Netw Open. 2019;2(5):e192535. doi:10.1001/jamanetworkopen.2019.2535
3. Meyers DE, Bryan PM, Banerji S, Morris DG. Targeting the PD-1/PD-L1 axis for the treatment of non-small-cell lung cancer. *Curr Oncol*. 2018;25(4):e324–e334. doi:10.3747/co.25.3976

Genprex

21ST CENTURY GENE THERAPY FOR CANCER

LEARNING FROM THE PAST TO TREAT PATIENTS IN THE PRESENT,
WITH TECHNOLOGY EQUIPPED TO CHANGE THE FUTURE

WHO WE ARE

Genprex, Inc. is a clinical-stage gene therapy company developing a new approach to treating cancer based upon a **novel proprietary technology platform**, including Genprex's lead product candidate–Oncoprex™–an immunogene therapy for non-small cell lung cancer (NSCLC).

MARKET GAPS AND UNMET NEEDS

Significant market gaps and unmet needs exist for patients whose cancer profiles make them **poor candidates** for targeted therapies and immunotherapies, or who develop **resistance** to those drugs.

ONCOPREX™

Oncoprex is a first-in-class **immunogene therapy**, where tumor suppressor genes are encapsulated in a proprietary **nanovesicle delivery system**, which sensitizes cancer cells and synergizes with modern therapies.

CUTTING-EDGE THERAPY

Through our unique gene therapy **platform** we can explore the therapeutic benefit of multiple **tumor suppressor genes**, and multiple drug synergies across multiple cancer indications.

THE GENPREX APPROACH

NOVEL PLATFORM TO TREAT CANCER



GENES
Multiple tumor suppressor genes

SYNERGIES
Modern approach using combination therapy

CANCERS
Genetic mutations found in other cancers

ONCOPREX™ TARGETS CANCER AT ITS CORE

DOTAP: CHOL + TUSC2


TUSC2

CONTROLS CELL SIGNALING

Pan-kinase inhibitory effect leads to decreased cell proliferation


Injured cell
Apoptosis

STIMULATES APOPTOTIC PATHWAYS

Leads to programmed cell death



MODULATES IMMUNE RESPONSE

Promotes immune activity against cancer

ONCOPREX INHIBITS KEY CELL SIGNALING

TUSC2 TUMOR SUPPRESSOR GENE HAS PAN-KINASE ACTIVITY THAT CAN OVERCOME CANCER RESISTANCE PATHWAYS



EGF
EGFR
Inhibition
TUSC2
PI3K
AKT
GSK-3
Ras
Raf
MAPKK
MAPK
Nucleus
Cell Survival Proliferation



Apoptotic Stimuli Oncogenic Stress
Intrinsic Apoptosis Signaling Pathway
TUSC2
Inhibition
MDM2
P53
CYT C
Mitochondria
Inhibition
BCL2
BAK
BAX
ATP
ADP
Apaf1
ADP
TUSC2
CYT C
Casp9
Casp9
Caspase Cascades
Apoptosis

ONCOPREX AFFECTS TUMOR IMMUNOGENICITY

TUSC2 ALSO SHOWN TO UPREGULATE NK AND CD8+ T CELLS, AND DOWNREGULATE PD-L1 RECEPTORS



TUSC2
IL-15
mRNA
Nucleus
Ribosome
IL-15
IL-15
Immature
NK cells
Mature
NK cells

NANOVESICLE DELIVERY SYSTEM

CATIONIC LIPID NANOVESICLE CARRIES DRUG TO TUMORS


Positively charged nanovesicle
TUSC2 gene Cassette
Negatively charged cancer cell
Nanovesicle attaches to cancer cell like a magnet
Cancer killing genes integrate into cell
Cell death

Our **non-viral,** biodegradable, **positively-charged lipid nanovesicle** has affinity to negatively-charged cancer cells, with a **10- to 25-fold uptake** in cancer cells vs. normal cells and has been **well tolerated in humans** with **> 50 study patients**.

RESEARCH AND DEVELOPMENT PIPELINE

PATHWAY TO APPROVAL


PRECLINICAL
CLINICAL PHASE 1
CLINICAL PHASE 2
CLINICAL PHASE 3
ONCOPREX + TARGETED THERAPIES
ONCOPREX + FIRST GENERATION EGFR INHIBITOR
Non small-cell lung cancer
ONCOPREX + IMMUNOTHERAPIES
ONCOPREX + CHECKPOINT INHIBITOR
Non small-cell lung cancer

Genprex

ONCOPREX MONOTHERAPY

PHASE I

DOSE ESCALATION STUDY

Explore toxicity and tolerability in patients.

Phase I monotherapy results:

- 31 Stage IV patients with at least 1 of 6 trial doses
- 23 patients evaluable
- Cancer growth halted in 5 of 23 patients
- Stable disease n=5; responses n=3
- Maximum Tolerated Dose (MTD) established
- Well-tolerated in patients



(Responses in late-stage metastatic lung cancer patient)

Source: Phase I Clinical Trial of Systemically Administered TUSC2(FUS1)-Nanoparticles Mediating Functional Gene Transfer in Humans. Lu, C. et al. PLOS One. 2012.

ONCOPREX + ERLOTINIB COMBINATION

PHASE II PRELIMINARY DATA IN SUBJECTS WITH OR WITHOUT EGFR MUTATIONS

PATIENT EGFR STATUS	RESPONSE	PRIOR THERAPY	LINE OF THERAPY
Positive (exon 18+20)	CR	Chemo	3
Negative	24% regression Target Lesion	Chemo / anti-PD1	2
Negative	30% regression one Target Lesion 18% regression all Target Lesion	Chemo / anti-PD1	6
Positive (exon 21) / T790M Negative	Tumor Regression Metabolic response *PET Scan*	Tarceva *Multiple cycles*	3
Positive (exon 21)	SD	Tarceva	2
Negative	SD	Chemo	2
Negative	SD	Chemo	4

- *Combination therapy (re)sensitizes lung cancer cells and/or overcomes resistance to targeted therapies and other classes of drugs (i.e. checkpoint inhibitors; CPI). Slowed tumor progression in 7 out of 9 patients – 78% disease control rate (DCR; RECIST criteria).*
- *9 out of 10 patients evaluable to date, all but one received prior treatments. One subject withdrew consent.*

Genprex

ONCOPREX + ERLOTINIB COMBINATION


Swimmer Plot of Best Response, with Time on Study
EGFR status/mutation
Negative
Negative
Positive (exon 18+20)
Negative
Negative
Negative
Negative
Negative
Positive (exon 21)
Negative
Negative
Positive (exon 21)
SD
SD
CR
SD
SD
SD
SD
SD
SD
SD
SD
SD
Chemotherapy
Chemotherapy+Immunotherapy
Tarceva
0
10
20
30
40
Weeks
Dose Level
Ph1DL1
Ph1DL2
Ph1DL3
Ph2

ONCOPREX SHOWS SYNERGY WITH IMMUNOTHERAPIES

TUSC2 IS SYNERGISTIC WITH ANTI-PD1

TUSC2+anti-PD1 exhibit greater antitumor activity than either agent alone or control.

TUSC2+anti-PD1 combination significantly prolonged survival in a lung metastasis model refractory to checkpoint blockade alone.


Survival on Lung Metastasis Model
Percent survival
100
50
0
10
15
20
25
Days
Control
PD1+CTLA4
TUSC2
TUSC2+PD1
TUSC2+PD1+CTLA4

STRONG ANTI-TUMOR RESPONSE

Strong antitumor immune responses of anti-PD1 were found against PDX and xenograft tumors developed in humanized mice but not non-humanized mice


Humanized (Wk2)
Non-Humanized (Wk2)
Control
TUSC2
Pembro
Comb

TIMELINE

HIGHLIGHTS FROM OUR JOURNEY

2009
Genprex was founded

2010
Entered into sponsored research agreement with MD Anderson Cancer Center

2012
Phase I monotherapy clinical trial of Oncoprex is published

2014
Phase I/II clinical trial evaluating Oncoprex in combination with erlotinib begins

2015
Commence initial preclinical studies evaluating Oncoprex in combination with immunotherapies

2017
Positive, encouraging interim data is published from the Phase II clinical trial and the preclinical studies of Oncoprex + immunotherapies

Q2 2018
Continued execution and enhancement of strategy for manufacturing technology transfer and scale-up initiatives

Q3 2018
Initiated clinical site selection; Initiated additional pre-clinical research with MDA for Oncoprex + immunotherapies

Q4 2018
Appointed VP of Clinical Operations; Completion of clinical data reconciliation within a CDISC/STDM-compliant database

KEY MILESTONES

1H 2019

- Appointed Key Staff: Senior Director of Pharmaceutical Sciences and Manufacturing and Senior Manager of Communications and Marketing
- USPTO issued two additional patents to add to our intellectual property portfolio
- Identified potential new clinical sites for expansion of Oncoprex + erlotinib clinical trial
- Announced positive pre-clinical data studying Oncoprex + pembrolizumab at AACR
- Developed Oncoprex + immunotherapy clinical trial design
- Collaborated with Addison Whitney for drug nomenclature branding program and submission of non-proprietary drug name selections
- Initiated manufacturing process development with key partners to support clinical expansion and manufacturing scale-up processes
- Completed manufacturing of TUSC2 DNA plasmid to support clinical trial ramp-up

2H 2019

- Establish scalability parameters of new, optimized manufacturing method for lipid nanoparticle delivery system as part of new Genprex research and development program
- Complete protocol for Oncoprex + immunotherapy clinical trial
- Prepare and file IND for Oncoprex + immunotherapy clinical trial
- Determine clinical site selection, expansion strategy and contract with clinical sites for Oncoprex + erlotinib clinical trial

1H 2020

- Complete manufacturing scale-up to support trial site expansion and commercial-scale development
- Complete preparation of lipid nanoparticle delivery system and TUSC2 DNA plasmid for clinical expansion
- Contract with new clinical sites for Oncoprex + immunotherapy clinical trial
- Begin enrolling patients at new clinical sites in Oncoprex + immunotherapy clinical trial

MEET OUR TEAM

COMPANY MANAGEMENT



RODNEY VARNER, JD
Chairman & CEO

- 30+ years of expertise in corporate law, including corporate governance, in biotech industry
- Former owner of securities broker dealer firm



RYAN CONFER, MS
CFO

- 10+ years of C-Level experience in emerging technology companies
- Extensive experience in investment management, deal negotiation and technology transfer



KALYN DABBS
Senior Manager of Communications

- Experienced medical communicator, working with top, global healthcare companies to bring products to commercialization



JULIEN L. PHAM, MD, MPH
President & COO

- Physician and serial entrepreneur with 15+ years exp. in clinical medicine, research, and innovation
- Former faculty at Harvard Medical School



JAN STEVENS, RN
VP of Clinical Operations

- 20+ years of clinical operations experience in early to late stage oncology biotech companies
- Hands on development and management of all Phases of clinical trials from the ground up



ERIC CHAPDELAINE
Senior Director of Pharmaceutical Sciences and Manufacturing

- 14 years of experience driving growth in the pharmaceutical and biotech industry

MEET OUR TEAM

SCIENTIFIC ADVISORY BOARD



JACK A. ROTH

MD, FACS, Chairman

- Professor and Bud Johnson Distinguished Clinical Chair, Department of Thoracic and Cardiovascular Surgery; Chief, Section of Thoracic Molecular Oncology; Professor of Molecular and Cellular Oncology; UT MD Anderson Cancer Center
- Director, W.M. Keck Center for Innovative Cancer Therapies



PASI ANTERO JÄNNE

MD, PhD

- Professor of Medicine, Harvard Medical School; Director of Dana Farber Cancer Institute Lowe Center for Thoracic Oncology; Scientific Director of the Belfer Center for Applied Cancer Science



TONY S. K. MOK

MD, FRCP(C), FHKCP, FHKAM

- Professor and Chair of Clinical Oncology, the University of Hong Kong; Co-founder of the Lung Cancer Research Group
- Chairman, Department of Clinical Oncology; Professor of Clinical Oncology, Chinese University Hong Kong



GEORGE SIMON

MD

- Professor, Department of Thoracic/Head and Neck Medical Oncology, Division of Cancer Medicine, UT MD Anderson Cancer Center

MEET OUR TEAM

BOARD OF DIRECTORS



RODNEY VARNER, JD
Chairman of the Board

- 30+ years of expertise in corporate law, including corporate governance, in biotech industry
- Former owner of securities broker dealer firm



ROBERT PEARSON, MBA
Board Director

- Strategic Advisor, W2O Group
- Deep global media and communications experience in pharmaceutical (Novartis) and technology (Dell)



DAVID FRIEDMAN, JD
Board Director

- Head of Strategy and Corporate Projects, Victory Capital
- Deep expertise in financial, legal and operations



JAMES E. ROTHMAN, PHD
Strategic Advisor to the Board

- 2013 Nobel Prize in Physiology/Medicine
- Member of the National Academy of Sciences and its Institute of Medicine; Professor of Biomedical Sciences, Yale University; Chairman of the Department of Cell Biology, Yale School of Medicine; Director of the Nanobiology Institute, Yale West Campus

Genprex

NASDAQ: GNPX

1601 Trinity St, Bldg B, Suite 3.322, Austin TX 78712 | 1 Broadway, Cambridge, MA 02142
(877) 774 - GNPX | info@genprex.com